Marketable Securities and Other Investments	12 Months Ended
Dec. 31, 2023
Marketable Securities and Other Investments [Abstract]
Marketable securities and other investments

11. Marketable securities and other investments

Our marketable securities are stated at fair value in accordance with ASC Topic 321, Investments- Equity Securities. Any changes in the fair value of the Company’s marketable securities are included in net income under the caption of net loss from investments. The market value of the securities is determined using prices as reflected on an established market. Realized and unrealized gains and losses are determined on an average cost basis. The marketable securities are investments predominately in shares of large publicly traded securities which are being invested until such time the funds are needed for operations.

The value of these marketable securities at December 31, 2023 and 2022 is as follows:

	December 31,	December 31,
	2023	2022
Cost	$-	$327,440
Gross unrealized gain	-	-
Gross unrealized loss	-	(183,241)
Fair value	$-	$144,199

The above marketable securities are reflected as level 1 assets as the securities prices are quotes on an established market. The Company has reflected $78,510 and ($183,241) in net gain (loss) from investments and has reported these securities as net gain (losses) from investments on the statement of operations during the years ended December 31, 2023 and 2022, respectively. For the year ended December 31, 2023, the net loss from investments consisted of $161,269 in unrealized gain and $82,759 of realized loss. For the year ended December 31, 2022, the net loss from investments consisted of $203,371 in unrealized loss and $20,130 of realized gain.